Exhibit 10.5

MUTUAL SETTLEMENT AGREEMENT & GENERAL RELEASE

This Settlement Agreement and General Mutual Release is made this 26th day of November between Confederate Motors, Inc. (Confederate) & Francois-Xavier Terny (Terny).

1.           Confederate and Terny are parties to a lawsuit pending in the United States District Court for the District of Massachusetts designated as case number 11-cv-10213-JDG which involves various claims and counter claims arising out of a business transaction between the parties (the "Lawsuit").

2.           The parties have negotiated and hereby agree to settle all of their disputes from the beginning of the world to the date of this agreement relating to any dealings that they have had with each other.

3.           In consideration of the mutual undertakings recited herein Confederate and Terny agree to dismiss and abandon with prejudice all claims that they have against each other from the beginning of the world to the date of this agreement, including but not limited to, the penalties incurred in connection with the Registration Rights Agreement between Confederate and Terny dated in 2009.  Within five (5) business days following the performance of the obligations set forth in ¶7 hereof, Confederate and Terny shall dismiss with prejudice the Lawsuit.

4.           In exchange for dismissing their claims against each other the parties agree that Terny shall have no obligations to Confederate other than those recited herein and shall be the owner free and clear of any claims or encumbrances by Confederate of the 505,000 shares of Confederate restricted common stock that he was issued under the Consulting Agreement executed by the parties on or about September 1, 2009.

5.           In addition to the 505,000 shares of Confederate restricted common stock referenced in ¶ 4, Terny is also the owner of 300,000 additional shares of unencumbered Confederate Common Stock all of which he desires to sell to Confederate in exchange for $350,000.00.

6.           Confederate desires and agrees to acquire and Terny agrees to sell and deliver to Confederate or its designee his 805,000 shares of Confederate Stock in exchange for the payment of $350,000.00 under the terms set forth herein.

7.            Confederate will pay and deliver to Terny immediately upon execution and delivery of this Settlement Agreement $50,000.00 by wire transfer of same day funds to the wire instructions previously provided.  Upon confirmation of the $50,000.00 wire transfer Terny shall deliver to his counsel his 805,000 shares which shall be held in escrow by counsel pending receipt of the remaining payments due under this agreement.  Confederate will pay or cause to be paid to Terny an additional $25,000.00 on or before December 31, 2102 (the “Tranche 2 Payment”) and pay or cause to be paid to Terny an additional $275,000.00 on or before March 31, 2013 (the “Tranche 3 Payment”).  Upon receipt of the final payment, the shares shall be immediately delivered to Confederate or its designee. The parties agree that if Confederate does not make the Tranche 2 Payment by the due date thereof, Terny may file the stipulated judgment attached as Exhibit B with the Court.  The attached stipulated judgments shall be signed by counsel to Confederate and delivered to counsel for Terny to be held in escrow until the Tranche 2 Payment and Tranche 3 Payment are made, following which the respective stipulated judgment shall be returned to counsel for Confederate.

8.           The performance of the recitals set forth in ¶7 will completely discharge all obligations that the parties have between each other.

9.           This Settlement Agreement and Release binds Confederate and Terny and their respective successors and they each acknowledge that by executing this agreement they have given up all of their rights against each other from the beginning of the world to the date of this agreement and that this agreement sets forth the entire agreement between the parties.

10.           This Settlement Agreement and Release may be signed in any number of counterparts and delivered by facsimile or electronic counterpart, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

Signed as the entire agreement between the parties this 26th day of November 2012.

/s/ Francois-Xavier Terny Francois-Xavier Terny	/s/ Matt Chambrers Confederate Motors, Inc. Name: Matt Chambers Title: CEO

Exhibit A

Stipulated Judgment for Tranche 2 Payment

UNITED STATES DISTRICT COURT
FOR THE DISTRICT OF MASSACHUSETTS

CONFEDERATE MOTORS, INC.,	)
Plaintiff / Counterclaim Defendant	)
v.	)
FRANCOIS-XAVIER TERNY,	) No. 1:11-cv-10213-JLT
Defendant / Counterclaim Plaintiff	)

STIPULATED PARTIAL JUDGMENT

By signing below and filing this Stipulated Partial Judgment with this Court, the Plaintiff / Counterclaim Defendant Confederate Motors Inc. together with Defendant / Counterclaim-Plaintiff Francois-Xavier Terny hereby together stipulate and agree that Confederate Motors Inc. is presently obligated to pay $25,000.00 (Twenty Five Thousand Dollars) to Plaintiff Francois-Xavier Terny as an immediately enforceable partial judgment, and that entry of the same may be made on the docket of this matter.

This is entered pursuant to Fed. R. Civ. P. 54(b) and does not constitute a final judgment of this matter.

Respectfully submitted,

FRANCOIS-XAVIER TERNY,

By his attorneys,

/s/ Raymond P. Ausrotas

Raymond P. Ausrotas (BBO # 640315)
Jed DeWick (BBO # 654723)
ARROWOOD PETERS LLP
10 Post Office Square, Suite 1180-N
Boston, MA 02109
(617) 849-6200 telephone
(617) 849-6201 facsimile
rausrotas@arrowoodpeters.com
jdewick@arrowoodpeters.com

5

Terny Initials: [signature]

Confederate Initials: ___

- and -

CONFEDERATE MOTORS, INC.,

By its attorneys,

/s/ Frank C. Corso
Frank C. Corso (MA BBO#545552)
Attorney for Plaintiff
Corso Law LLC
492 Winthrop St., Suite 5
Rehoboth, MA 02769
Phone: 774-901-2677
Fax: 774-901-2678
fcc@corsolaw.com

Dated: January 2, 2013

CERTIFICATE OF SERVICE

I, Ray Ausrotas, hereby certify that this document has been filed through the ECF system, will be sent electronically to the registered participants as identified on the notice of Electronic Filing (NEF), and paper copies will be sent to those indicated as non-registered participants on this date.

/s/ Ray Ausrotas

6

Terny Initials

Exhibit B

Tranche 3 Payment Stipulated Judgment

UNITED STATES DISTRICT COURT
FOR THE DISTRICT OF MASSACHUSETTS

CONFEDERATE MOTORS, INC., Plaintiff / Counterclaim Defendant v. FRANCOIS-XAVIER TERNY, Defendant / Counterclaim Plaintiff	)))))))) No. 1:11-cv-10213-JLT)))

STIPULATED FINAL JUDGMENT

By signing below and filing this Stipulated Final Judgment with this Court, the Plaintiff / Counterclaim Defendant Confederate Motors Inc. together with Defendant / Counterclaim-Plaintiff Francois-Xavier Terny hereby together stipulate that Confederate Motors Inc. is presently obligated to pay $275,000.00 (Two Hundred and Seventy Five Thousand Dollars) to Plaintiff Francois-Xavier Terny as an immediately enforceable final judgment, and that entry of the same may be made on the docket of this matter; with Judgment satisfied.

Respectfully submitted,

FRANCOIS-XAVIER TERNY,

By his attorneys,

/s/ Raymond P. Ausrotas
Raymond P. Ausrotas (BBO # 640315)
Jed DeWick (BBO # 654723)
ARROWOOD PETERS LLP
10 Post Office Square, Suite 1180-N
Boston, MA 02109
(617) 849-6200 telephone
(617) 849-6201 facsimile
rausrotas@arrowoodpeters.com
jdewick@arrowoodpeters.com

- and -

8

Terny Initials:

CONFEDERATE MOTORS, INC.,

By its attorneys,

/s/ Frank C. Corso
Frank C. Corso (MA BBO#545552)
Attorney for Plaintiff
Corso Law LLC
492 Winthrop St., Suite 5
Rehoboth, MA 02769
Phone: 774-901-2677
Fax: 774-901-2678
fcc@corsolaw.com

Dated: April 1, 2013

CERTIFICATE OF SERVICE

I, Ray Ausrotas, hereby certify that this document has been filed through the ECF system, will be sent electronically to the registered participants as identified on the notice of Electronic Filing (NEF), and paper copies will be sent to those indicated as non-registered participants on this date.

/s/ Ray Ausrotas

9

Terny Initials: ___

Confederate Initials: ___